Exhibit 99.1

Cardax Voluntarily Suspends SEC Reporting Obligations

Expected savings to support core business strategies

HONOLULU, Aug. 11, 2021 /PRNewswire/ — Cardax, Inc. (OTCQB:CDXI) announced today the filing of a Form 15 with the U.S. Securities and Exchange Commission (the “SEC”) to voluntarily suspend its reporting obligations under Section 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”).

The Board of Directors determined after careful consideration that this action is expected to be in the best interests of the Company and its shareholders, as it should reduce legal and accounting expenses and allow for the reallocation of employee time to advancing core business strategies.

The Company’s obligation to file periodic and current reports with the SEC, including Forms 10-K, 10-Q, and 8-K, will be immediately suspended upon filing the Form 15.

Cardax common stock is currently quoted on the OTCQB, but following suspension of Exchange Act reporting, the Company anticipates its common stock will be quoted on the OTC Pink Open Market (the “Pink Sheets”), although it can give no assurance that any broker will continue to make a market in the stock.

David G. Watumull, the Company’s CEO, commented: “After weighing our options, we are voluntarily suspending our reporting obligations to make more efficient use of the Company’s resources. The expected savings in legal fees, accounting costs, and management time should help us execute our core business strategies.”

About Cardax

Cardax is a biopharmaceutical company primarily focused on the development of pharmaceuticals for diseases driven by inflammation. The Company also has a commercial business unit that markets ZanthoSyn®, a physician recommended astaxanthin dietary supplement for inflammatory health.* CDX-101, the Company's astaxanthin pharmaceutical candidate, is being developed for cardiovascular inflammation and dyslipidemia, with a target initial indication of severe hypertriglyceridemia. CDX-301, the Company's zeaxanthin pharmaceutical candidate, is being developed for macular degeneration. CDX-101 and CDX-301 are currently in pre-clinical development, including the planning of IND enabling studies. The safety and efficacy of the Company's pharmaceutical candidates have not been directly evaluated in clinical trials or confirmed by the FDA.

Media and Investors

David G. Watumull, CEO

1-808-457-1400

press@cardaxpharma.com

Safe Harbor

This release may contain certain forward-looking statements regarding our prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of said safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of our company, are generally identified by use of words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “seek,” “strive,” “try,” or future or conditional verbs such as “could,” “may,” “should,” “will,” “would,” or similar expressions. Our ability to predict results or the actual effects of our plans or strategies is inherently uncertain, including without limitation the effects that COVID-19 may have on our financing, sales, or any other aspect of our business, financial condition, or results of operations. Accordingly, actual results may differ materially from anticipated results. Some of the factors that could cause our actual results to differ from our expectations or beliefs include, without limitation, the risks discussed from time to time in our filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. Except as required by applicable law or regulation, we undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

* These statements have not been evaluated by the Food and Drug Administration. This product is not intended to diagnose, treat, cure, or prevent any disease.